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                        PREMIUM ASSIGNMENT CORPORATION              EXHIBIT 10.2
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
[LOGO]   GEORGIA    P.O. Box 3066 - 3522 Thomasville Rd. - Tallahassee, Fl 32315-PHONE 850-907-5610     V5.1a(0)G810.77I6.35
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                           PREMIUM FINANCE AGREEMENT
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
[_]PERSONAL   [XX]COMMERCIAL   [_]NEW   [_]AGENCY RENEWAL   [_]ADD'L PREMIUM
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THIS AGREEMENT, made and delivered this 29 day of August 2000, between
                                        --        -----------
NAME GLOBALETUTOR INC.                                  SNN OR TAX ID#__________
     ---------------------------------------------------
    (Exactly as it appears in policies)
ADDRESS   3340 Peachtree Road NE                             CITY  Atlanta
         ----------------------------------------------------    ---------------
STATE GA  ZIP 30326-                                    PHONE # ( ) -
     ----     ------------                                     --------------
hereinafter called the Insured, and Premium Assignment Corporation, a Florida
Corporation, hereinafter called PAC, for the financing of the balance of the premiums on the following insurance policies:
                        SCHEDULED POLICIES OF INSURANCE
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
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   EFF          EXP         NAME AND ADDRESS OF INSURING COMPANY               POLICY            POLICY                 POLICY
  DATE         DATE         (INCLUDING GENERAL AGENCY IF BROKERED)              TYPE               NO.                  PREMIUM
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
08/25/00    08/25/01    CO:  LLOYDS OF LONDON                          FL      D&O                                        $71,720.00
                        MGA: Special Program Market     Jersey City    NJ
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                        CO:
                        MGA:
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                        CO:
                        MGA:
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  CASH PRICE         - CASH DOWN    = UNPAID        + DOC            = AMOUNT       + FINANCE      = TOTAL OF           ANNUAL
(Total Premium)        PAYMENT     BALANCE OF       STAMPS           FINANCED         CHARGE         PAYMENTS         PERCENTAGE
                                   CASH PRICE   (if applicable)   The amount of     The dollar    The amount you         RATE
                                                                 credit provided    amount the    will have paid   The cost of your
                                                                   to you or on    credit costs   after you have     credit as a
                                                                   your behalf.        you.      made all payments   yearly rate.
                                                                                                   as scheduled.
  $71,720.00          $14,344.00   $57,376.00        $0.00          $57,376.00      $3,298.50       $60,674.50          12.35%
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Security: You are giving a security interest in any and all unearned premiums which may become payable under the policies.

Late Charge: If a payment is 5 days late you will be assessed a late charge of 5% of the delinquent installment.

Prepayment: If you pay off early, you will not have to pay a penalty and you may be entitled to a refund of part of the finance charge. See other provisions in this Agreement for additional information about nonpayment, default, any required repayment in full before the scheduled date, and prepayment refunds and penalties.

                     Select one option for billing method:
[_] Payment Book                                            [XX] Monthly Invoice

                        YOUR PAYMENT SCHEDULE WILL BE:
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Amount of Each                  Number of                   When First Payment
   Payment                      Payments                          is Due
  $6,067.45                        10                            09/25/00
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Each of the monthly payments is due on the same day of each succeeding month until paid in full.
FEDERAL TRUTH-IN-LENDING DISCLOSURES
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                      "TEMIZATION" OF THE AMOUNT FINANCED:
  1. Unpaid balance of cash price above will be paid to your insurance company(ies) or their agents on your behalf.
  2.   Documentary stamps (if applicable) will be paid to public officials.
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NOTICE TO INSURED: (1) Do not sign this agreement before you read it or if it contains any blank space. (2) You are entitled to a completely filled in copy of this agreement. (3) Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge. (4) This Agreement includes and is subject to all of the terms, provisions, covenants, powers and agreements which are contained and APPEAR ON PAGE 1 AND PAGE 2 OF THIS AGREEMENT.

                              WARRANTIES OF AGENT

The undersigned hereby certifies that: (1) The down payment as shown in the contract has been paid by or on behalf of the Insured. (2) All policies listed are or will be in force on the stated effective dates and delivered by him. (3) No audit, reporting form, minimum or fully earned premium policy is included in this Agreement, except as indicated in the Scheduled Policies of Insurance. (4) The above Agreement is a bona fide and binding contract. (5) The signatures are genuine. (6) A copy of this Agreement has been delivered to the Insured. The undersigned agent further certifies that he is an authorized agent of the MGA or insuring companies and acknowledges that he is not affiliated in any capacity with PAC. (7) Upon cancellation of the Scheduled Policies of Insurance, the undersigned agrees to remit the full amount of the unearned premium, including unearned commission up to the unpaid balance of the Agreement, upon receipt from the carrier.

POWER OF ATTORNEY - The Insured hereby appoints PAC his attorney in fact to cancel and give notice of cancellation of the Scheduled Policies of Insurance to the named insurance companies for nonpayment of premium.
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ALL INSUREDS NAMED IN POLICIES SIGN HERE. INSURED ACKNOWLEDGES RECEIPT OF A COPY
OF PAGE 1 AND PAGE 2.

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
Where authorized by statute, signature may be by agent on behalf of Insured           AGENCY
Signature by agent must be so indicated.                                              Name Overseas Investment Ins Services
                                                                                           -----------------------------------------
/s/ JERRY BARTON, President and CEO                              9/1/00               Address 46 Vernon Glen Ct
---------------------------------------------------------------------------                   --------------------------------------
(INSURED/S signature exactly as appears in policies)         Title and Date           Atlanta    GA   30338-
                                                                                      ---------------------------------------------
___________________________________________________________________________           AGENT'S
(INSURED'S signature exactly as appears in policies)         Title and Date           Signature and Date   /s/ Alan Saul 8/30/2000
IF INSURED IS A CORPORATION, OR PARTNERSHIP, AN AUTHORIZED                                                --------------------------
                                                                                      Created by:  pac-mew
                                                                                                   ---------------------------------
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[LOGO]    PREMIUM ASSIGNMENT CORPORATION - PREMIUM FINANCE AGREEMENT


     FOR VALUE RECEIVED, the Insured promises to pay to the order of PAC the "TOTAL OF PAYMENTS" as stated on page 1 of this Agreement, pursuant to all of the terms and conditions as stated below.

     WITNESSETH: That in consideration of the payment by PAC to the named insurance companies, or their agents, of the balance of the premiums due on the Scheduled Policies of Insurance, the Insured agrees:

     1. EFFECTIVE DATE This Agreement is effective upon its acceptance by PAC. Acceptance by PAC shall be deemed to occur upon payment of its draft or check by PAC to the agent or to the Insuring Company of the balance of the premiums due on the Scheduled Policies.
     2. PAYMENTS The Insured agrees to make payments to PAC in accordance with the payment schedule stated on page 1 of this Agreement. Payments are to be made to PAC at Post Office Box 3066, Tallahassee, Florida 32315-3066 or such other address as PAC may notify you of. Payments made to any other person, firm, insurance agency, corporation or otherwise shall not constitute payment to PAC. Payments received after cancellation to the Scheduled Policies of Insurance shall be credited to the unpaid balance due on the account and shall not constitute reinstatement of the cancelled policies nor shall it constitute waiver by PAC of its rights under the Agreement.
     3. SECURITY FOR PAYMENT The Insured assigns to PAC as security for the total amount due under this Agreement (Total of Payments) any and all unearned premiums which may become payable under the Scheduled Policies of Insurance.
PAC may request the Insuring Company to pay all monies for unearned premiums upon cancellation to PAC. The Insured agrees that PAC may endorse his/her name on any check or draft of all monies that may become due from the Insuring Company and apply the same as payment for any amounts due under the Agreement.
     4. DEFAULT A default shall occur if any installments is not paid by its due date, or should the Insured fail to carry out any other obligations set forth in the Agreement. Should a default occur, the total unpaid amount under this Agreement shall become immediately due and payable. Interest will continue to accrue on the unpaid balance at the stated APR or maximum rate allowed by applicable State Law until all balances are paid. The Insured agrees to pay a late charge for any payments received and accepted by PAC after payment due date in accordance with the Late Charge section page 1 of this Agreement. Upon default of payment of premium, PAC may request cancellation of the Scheduled Policies of Insurance at the earliest time permitted and in accordance with applicable State Law. Should PAC cancel the Scheduled Policies of Insurance, the Insured agrees to pay PAC a cancellation fee equal to the amount permitted by applicable State Law (no fee in AK, CA, CT, FL, IL, KS, KY, NV, NM, NC, PA, SC, TX, VT, VA). The Insured consents to PAC adding any unpaid balance on this contract to any future premium finance agreement entered into with PAC.
     5. ADDITIONAL CHARGE If permitted by State Law, you may be assessed a one-time additional charge equal to the amount allowed by State Law for costs relating to the processing of your loan ($10 in AK).
     6. SHORTAGE OR OVERAGE OF UNEARNED PREMIUM If unearned premiums are not sufficient to pay the unpaid balance due, the Insured shall pay PAC the deficiency. Interest shall accrue on the deficiency at the stated APR or maximum rate allowed by applicable Stated Law. If the unearned premiums received by PAC are more than the amount due the excess shall be returned to the Insured within the time allowed by applicable State Law. The Insured waives his/her right to receive any excess which is less than $1.00 ($5 in IL, MD, UT; $3 in MS, OH, SC and for prepayment in MI; $2 in GA; refunds of less than $1 will be made in KY and VA).
     7. ATTORNEYS FEES AND EXPENSES If permitted by State Law, PAC may charge attorney's fees and costs equal to the amount allowed by State Law to collect any amounts due under this Agreement (20% in FL).
     8. LENDER RELATIONSHIP The Insured acknowledges that PAC is a lender and is not an insurance agent nor an insurance company and that this Agreement is a financing Agreement and is not an insurance policy or a guarantee of insurance coverage.
     9. PREPAYMENT If the balance of the amount due under this contract is paid off prior to maturity, the Insured may receive a refund of unearned finance charge computed in accordance with the Rule of 78's (actuarial method in AZ, CA, IO, ME, MA, MT, NJ, OR, PA, VT; short rate in SC) after deducting any fully earned charges permitted by applicable State Law ($20 in FL).
     10. ADDITIONAL PREMIUMS PAC may advance to the Insured's agent or the Insurance Company any additional premiums that may become due, less normal down payment, adding the advance amount, plus any finance charge, to his/her present contract balance. However, any additional premium which is owed to the insurance company(ies) named in the Scheduled Policies of Insurance as a result of any type of misclassification of risk, and which is not paid in full or financed on this Agreement, may result in cancellation of the coverage for nonpayment of premium.
     11. PAC LIABILITY PAC is not responsible for consequential damages resulting from cancellation by PAC of the Scheduled Policies of Insurance if the cancellation was done in accordance with applicable State Law. The Insured shall be responsible for reasonable attorney's fees and expenses for any unsuccessful action filed by an Insured under this provision.
     12. INSUFFICIENT FUNDS CHECK If allowed by State Law, a returned check fee will be charged for each check returned to PAC for insufficient funds ($25 in MD & NC; $20 in AR, CO, GA, ID, IN, VA; $15 in FL, LA, MS, NV, SD; $10 in AZ, MA, OH, OK; $5 in CA). If a check is returned, it will not be automatically redeposited to prevent cancellation of the insurance policies. If PAC does cancel the Scheduled Policies of Insurance for nonpayment, the insufficient funds check may be redeposited after cancellation to reduce any unpaid balance due under this Agreement.
     13. WARRANTIES OF INSURED Insured warrants to PAC that (a) each of the Scheduled Policies of Insurance have been issued or a binder of full force and effect has been issued; (b) he has not and will not assign or encumber the unearned premium of the Scheduled Policies of Insurance to anyone else nor grant anyone else power of attorney to cancel the Scheduled Policies of Insurance until this Agreement is paid in full (c) all rights conferred upon PAC shall inure to PAC's successors or assigns and (d) no proceeding in bankruptcy has been instituted by him/her/them.
     14. ASSIGNMENT This Agreement may be assigned by PAC as allowed by State Law and the assignee has the same rights as PAC does under the Agreement. The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of sex or marital status. The federal agency which administers compliance with this law concerning this premium finance company is the Federal Trade Commission, 703 Peachtree St., NE, Room 600, Atlanta, GA 30308. DOCUMENTARY STAMPS REQUIRED BY LAW IF ANY ARE AFFIXED TO MONTHLY JOURNAL AND CANCELLED.

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